UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------- x
                                       :
In re:                                 :       Chapter 11
                                       :
SCIENT, INC., et al.,                  :       Case Nos. 02-13455
                                       :       through 02-13458 (AJG)
                   Debtors.            :
                                       :       (Jointly Administered)
-------------------------------------- x


                         MONTHLY OPERATING STATEMENT FOR
                          THE PERIOD 7/16/02 TO 7/26/02
         ---------------------------------------------------------------


DEBTORS' ADDRESS:
405 Lexington Avenue - 26th Floor
New York, New York 10174
(917) 368-8436                     MONTHLY DISBURSEMENTS:             $1,180,751
                                                                      ----------
Attn:  David Wood

DEBTORS' ATTORNEY:
Greenberg Traurig, LLP
200 Park Avenue                    MONTHLY OPERATING PROFIT (LOSS): <$3,966,000>
                                                                    ------------
New York, New York 10166
(212) 801-9200
Attn:  Howard J. Berman, Esq.

REPORT PREPARER:
Gerard E. Dorsey

    THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


DATE:     9/30/02                             /s/ Gerard E. Dorsey
     -------------                       --------------------------------------
                                                SIGNATURE AND TITLE


Indicate if this is an amended statement by checking here

                                    AMENDED STATEMENT ___

SCIENT, INC.
CONSOLIDATED INCOME STATEMENT
STUB PERIOD - 7/16/02 - 7/26/02

                                                          7/16-7/26
                                                          ---------
REVENUE                                                       1,822

PS Unloaded Salary Cost                                       1,788
Salary Load (Taxes & Benefits)                                  372
Commissions                                                     (22)
Outside Contractors                                              63
Billable & Non-Billable T&E (PS&CS)                             204
                                               ---------------------

   COST OF REVENUE                                            2,404
                                               ---------------------

CONTRIBUTION MARGIN                                            (582)
Contribution Margin as % of Revenue                           -31.9%

Professional Development                                          2
Recruiting                                                       25
Office Rents                                                    223
Telephone                                                       192
Office Supplies                                                  18
Facility/Equipment Expenses                                     207
Marketing & Promotion                                            68
Outside Service/Fees                                            398
Research                                                         21
Other Operating Expenses                                         70
                                               --------------------
OTHER SG&A COSTS                                              1,223
                                               --------------------

   TOTAL CORE SERVICES EXPENSE                                1,223
                                               --------------------
Core Services as % of Revenue                                  67.1%

EBITDA (EXCL. ONE TIME CHARGES)                              (1,805)
EBITDA as a % of Revenue                                      -99.1%

Severance/Restructuring  Costs                                  176
Reorganization Costs                                            354
Transaction Expense                                             555
Bonus Expense                                                     4
                                              ---------------------
ONE TIME CHARGES                                              1,089
                                              ---------------------

EBITDA                                                       (2,894)
                                              ---------------------
EBITDA as a % of Revenue                                     -158.8%

Interest Income/Expense (net)                                  (437)
Depr/Amort Expense                                             (635)

NET INCOME/(LOSS)                                            (3,966)
                                              =====================
Net Income/(Loss) as % of Revenue                            -217.6%

Scient, Inc. Consolidated Balance Sheet



                                                                               7/26/2002
                                                                               ---------
         Assets
Current Assets
   Cash and cash equivalents                                                     $ 1,946
   Restricted cash                                                                 3,589
   Accounts receivable net of allowance for doubtful accounts                     12,076
   Prepaid exp and other current assets                                            4,684
                                                                           -------------

      Total Current assets                                                        22,295
   Property and equipment, net                                                    13,336
   Intangible assets, net                                                         33,158
   Other non current assets                                                        5,561
                                                                           -------------

Total Assets                                                                     $74,350
                                                                           =============

         Liabilities and stockholders equity

Liabilities subject to compromise

Current Liabilities
   Accounts payable                                                              $ 9,972
   Restructuring and severance obligations                                         5,635
   Accrued expenses and other current liabilities                                 15,879
                                                                           -------------

      Total current liabilities                                                   31,486
   Restructuring obligations long term                                             3,692
   Notes payable to affiliates                                                         -
   Term note                                                                       8,775
   Other long term liabilities                                                       499
                                                                           -------------

      Total liabilities subject to compromise                                     44,452


Liabilities not subject to compromise

Current Liabilities
   Accounts payable                                                                1,072
   Restructuring and severance obligations                                           320
   Accrued expenses and other current liabilities                                    155
                                                                           -------------

      Total current liabilities                                                    1,547
   DIP Facility - SBI                                                              2,101
                                                                           -------------

      Total liabilities not subject to compromise                                  3,649

      Total liabilities                                                           48,100
                                                                           -------------

Stockholders equity:
   Common Stock                                                                       19
   Additional paid in capital                                                    702,101
   Note receivable from stockholders                                              (1,821)
   Deferred compensation                                                            (396)
   Accumulated deficit                                                          (671,399)
   Accumulated other comprehensive loss                                           (1,186)
   Treasury stock at cost                                                         (1,068)
                                                                           -------------

Total stockholders equity                                                         26,250
                                                                           -------------

Total liabilities and stockholders equity                                        $74,350
                                                                           =============


Scient Corp. Consolidated Balance Sheet                     SCIENT
       07/26/02                                           CORPORATION          IXL INC.        ENTERPRISES          VENTURES
                                                              USD                USD                USD               USD
                                                          ------------        ------------     ------------       ------------

ASSETS
    CURRENT ASSETS
                CASH
         100100    Checking (old)                            -74,880.02                0.00              0.00               0.00
         100160    Bank Account #1                           -74,319.13                0.00              0.00               0.00
         100170    Bank Account #2                                 0.00                0.00              0.00               0.00
         100200    Payroll (old)                              -8,110.79            2,883.22              0.00               0.00
         100300    Investment Account (old)                    3,368.69                0.00              0.00               0.00
         100500    Restricted Cash (old)                     432,052.66        3,157,230.08              0.00               0.00
         100600    MS Investment Account (old)                     0.00                0.00              0.00               0.00
         100700    Bank Account #3                               764.67                0.05              0.00               0.00
         100800    Bank Account #4                                 0.00              639.47              0.00               0.00
         101100    Bank Account #5                                 0.00           96,512.50              0.00               0.00
         101200    Bank Account #6                                 0.00                0.19              0.00               0.00
         101300    Bank Account #7                          -404,220.32         -103,420.01              0.00           1,400.00
         101400    Bank Account #8                            44,124.40                0.30              0.00               0.00
         101500    Bank Account #9                         2,489,686.48                0.00              0.00               0.00
         101600    Payroll Account                        -1,547,223.16                0.00              0.00               0.00
         103000    Bank Account #10                            1,916.71            2,500.00              0.00               0.00
         104000    Short Term Investments #1                       0.00                0.00         78,680.09               0.00
                                                          -------------        ------------         ---------          ----------
                   TOTAL CASH                                863,160.19        3,156,345.80         78,680.09           1,400.00
                                                          -------------        ------------         ---------          ----------

                ACCOUNTS RECEIVABLE
         110000    A/R consulting                         15,238,640.41        1,244,599.15              0.00         -45,009.30
         110200    Allowance for Revenue Reversal         -3,410,990.52                0.00              0.00               0.00
         110500    Allowance for Doubtful Account         -7,108,230.15       -1,187,000.27              0.00               0.00
                                                          -------------        ------------         ---------          ----------
                   TOTAL AR                                4,719,419.74           57,598.88              0.00         (45,009.30)
                                                          -------------        ------------         ---------          ----------


    OTHER CURRENT ASSETS
                Other Receivables
         110400    Other Receivables                       4,892,341.96           49,128.50              0.00               0.00
         110600    Accrued Other Receivables                  67,000.00                0.00              0.00               0.00
         120000    Accrued Receivables                       952,580.62                0.49              0.00               0.00
         120300    Accounts Receivable - Deferred             74,949.96                0.00              0.00               0.00
         130100    Intercompany Receivable Trade                   0.00                0.00              0.00               0.00
         131000    Interco Receivable                     13,787,519.40                0.00              0.00               0.00
         148000    Notes Receivable - Short Term                   0.00                0.00         79,512.15               0.00
                                                          -------------        ------------         ---------          ----------
                   TOTAL OTHER AR                         19,774,391.94           49,128.99         79,512.15               0.00
                                                          -------------        ------------         ---------          ----------


                PREPAIDS
         140000    Prepaid Expenses - Current                      0.00           68,781.12         49,687.50               0.00
         140500    Prepaid - Rent                                 -0.01           -1,527.01              0.00               0.00
         141000    Prepaid - Insurance                     2,288,326.59                0.00              0.00               0.00
         141100    Prepaid-Capital Leases                    398,410.61                0.00              0.00               0.00
         141500    Prepaid - Other                           301,164.25            9,064.01              0.00               0.00
                                                          -------------        ------------         ---------          ----------
                   TOTAL PREPAIDS                          2,987,901.44           76,318.12         49,687.50               0.00
                                                          -------------        ------------         ---------          ----------


                OTHER CURRENT ASSETS
         142100    Input GST/VAT Recoverable                 103,120.59                0.00              0.00               0.00
         144000    Deposits                                  718,476.62                0.00              0.00               0.00
         145000    Other Current Assets                            0.00         -232,117.53              0.00               0.00
         146000    Employee Advance                            8,992.50           11,119.53         35,000.00               0.00
                   TOTAL OTHER CURRENT ASSETS                830,589.71         (220,998.00)        35,000.00               0.00
                                                          -------------        ------------         ---------          ----------
    TOTAL CURRENT ASSETS                                  29,175,463.02        3,118,393.79        242,879.74         (43,609.30)
                                                          -------------        ------------         ---------          ----------

    FIXED ASSETS
                FIXED ASSETS
         160000    Computer Equipment                     13,556,795.49        6,430,786.37         49,321.94           6,884.89
         161000    Office Equipment                          209,827.34                0.00              0.00               0.00
         162000    Furniture & Fixtures                    2,352,596.15        2,033,826.69         13,082.49               0.00
         163000    Computer Software                               0.00        5,511,318.19         17,123.33               0.00
         164000    Leasehold Improvements                 19,997,051.30        5,063,485.55              0.00               0.00
         165000    Capitalized Software Developmn          2,297,938.41                0.00              0.00               0.00
         166000    Equipment Under Capital Leases         11,926,761.37        2,224,101.35              0.00               0.00
         167000    Vehicles                                        0.00           16,487.87              0.00               0.00
         167500    Fixed Assets Suspense                           0.00        2,357,478.31              0.00               0.00
         168000    Accumulated Depreciation              -34,217,059.88      -16,240,798.19        -54,516.68          -8,817.82
         168500    Accum Depreciation- Cap Leases        -11,407,195.40                0.00              0.00               0.00
         169000    Accumulated Amortization               -2,392,833.53                0.00              0.00               0.00
                                                          -------------        ------------         ---------          ----------
                   TOTAL FIXED ASSETS                      2,323,881.25        7,396,686.14         25,011.08          (1,932.93)
                                                          -------------        ------------         ---------          ----------

                OTHER ASSETS
         185000    Organizational Costs                      728,764.11        1,317,866.58        641,336.16           3,636.00
         185200    Deposits - Noncurrent                     658,591.82        1,103,745.65         16,000.00               0.00
         186400    Investment in Subsidiary                  174,251.67                0.00    229,403,066.08         379,950.00
         186500    Long Term Investments                    -542,846.55                0.00              0.00               0.00
         186700    Other Noncurrent Assets                         0.00               -0.35        163,320.25               0.00
         186800    Goodwill                               24,933,135.92        3,409,373.02              0.00               0.00
         186801    Scient Goodwill                           370,389.44                0.00              0.00               0.00
         187000    Prepaid Expenses - Noncurrent                   0.00                0.00    307,960,200.96         183,922.08
                   TOTAL OTHER ASSETS                     26,322,286.41        5,830,984.90    538,183,923.45         567,508.08
                                                          -------------        ------------         ---------          ----------
TOTAL ASSETS                                              57,821,630.68       16,346,064.83    538,451,814.27         521,965.85
                                                          =============       =============    ==============         ==========

LIABILITIES & EQUITY
    CURRENT LIABILITIES
                ACCOUNTS PAYABLES
         200000    Accounts Payable                        7,597,514.66        2,620,259.86         13,881.39          19,003.50
                                                          -------------        ------------         ---------          ----------
                   TOTAL ACCOUNTS PAYABLES                 7,597,514.66        2,620,259.86         13,881.39          19,003.50
                                                          -------------        ------------         ---------          ----------

    OTHER CURRENT LIABILITIES
                ACCRUED LIABILITIES
         210000    Accrued Payroll                                 0.00                0.00              0.00               0.00
         210100    Expense Reports Payable                   128,520.07                0.00              0.00               0.00
         211000    Accrued Bonuses                         1,302,854.46          150,000.35              0.00               0.00
         211100    Accrued Commission                         -3,263.07                0.00              0.00               0.00
         211200    Accrued Purchase Orders                     5,495.90                0.00              0.00               0.00
         211500    Accrued Liabilities-Other                -857,928.64          153,544.86        333,413.17            -105.54
         211501    Accrued Severance                       1,000,000.00                0.00              0.00               0.00
         211503    Accrued Insurance                               0.00          -74,735.28              0.00               0.00
         211504    Accrued Benefits                                0.00          107,289.42              0.00               0.00
         211505    Accrued Telecom                                 0.00          422,337.46              0.00               0.00
         211525    Accrued Prof-Acctg                         24,759.00          322,493.00              0.00               0.00
         211526    Accrued Prof-Legal                        808,467.21         -131,733.97              0.00               0.00
         211527    Accrued Litigation Costs                1,406,086.09                0.00              0.00               0.00
         211550    Accrued Taxes                           2,415,322.10          180,176.97              0.00               0.00
         211600    Accrued Rent                              159,035.79           13,473.40              0.00               0.00
         211700    Year End Accruals                         507,300.26                0.00              0.00               0.00
         212000    Section 125 flex spend plan                31,289.66          -16,622.33              0.00               0.00
         213000    401 K Liabilities                        -108,545.99           56,220.14              0.00               0.00
         214000    Employee Withholdings                     211,369.68           25,759.30        -25,759.30               0.00
         214500    ESPP Liability                            -43,648.95                0.00          4,549.00               0.00
         214510    Garnishment Payable                           592.87                0.00              0.00               0.00
         214520    Commuter Check Payable                      1,364.10                0.00              0.00               0.00
         214530    Internal Parking Garage                      -421.21                0.00              0.00               0.00
         214600    Hypo Tax                                1,127,525.25                0.00              0.00               0.00
         215000    Accrued Vacation Payable                 -169,776.17                0.00              0.00               0.00
         216000    Accrued Restructuring Costs             4,152,973.30        2,609,427.13              0.00               0.00
                                                          -------------        ------------         ---------          ----------
                   TOTAL ACCRUED LIABILITIES              12,099,371.71        3,817,630.45        312,202.87            (105.54)
                                                          -------------        ------------         ---------          ----------

                DEFERRED REVENUE
         220100    Deferred Revenue-Consulting             1,303,122.81                0.00              0.00               0.00
                                                          -------------        ------------         ---------          ----------
                   TOTAL DEFERRED REVENUE                  1,303,122.81                0.00              0.00               0.00
                                                          -------------        ------------         ---------          ----------

                OTHER CURRENT LABILITIES
         230000    Output GST/VAT Payable                          0.00                0.00              0.00               0.00
         230100    Output GST/VAT WriteOff                         0.00                0.00              0.00               0.00
         230200    Output GST/VAT Miscellaneous                    0.00                0.00              0.00               0.00
         260000    Other Current Liabilities                  81,224.92          393,833.61              0.00               0.00
         261000    Capital Lease - Current                 2,327,453.27          279,298.96              0.00               0.00
         263100    Intercompany Payable Trade                      0.00       16,019,323.58              0.00      13,156,955.85
         264000    Interco Payable-Non Trade             -33,717,190.75      280,529,486.15        304,096.66    -130,426,106.75
                                                         ---------------     --------------        ----------    ----------------
                   TOTAL OTHER CURRENT LABILITIES        (31,308,512.56)     297,221,942.30        304,096.66    (117,269,150.90)
                                                         ---------------     --------------        ----------    ----------------

                TOTAL OTHER CURRENT LIABILITIES          (17,906,018.04)     301,039,572.75        616,299.53    (117,269,256.44)
                                                         ---------------     --------------        ----------    ----------------
    TOTAL CURRENT LIABILITIES                            (10,308,503.38)     303,659,832.61        630,180.92    (117,250,252.94)
                                                         ---------------     --------------        ----------    ----------------

                LONG TERM LIABILITIES
         265000    Intercompany Note Payable                       0.00      113,991,622.19        142,500.32        -372,799.01
         270000    Notes Payable - LT                     10,876,423.96                0.00              0.00               1.00
         271500    Deposit Payable                            52,400.01          445,270.31              0.00               0.00
         272000    Capital Lease - Noncurrent                811,187.53          182,270.92              0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                   TOTAL LONG TERM LIABILITIES            11,740,011.50      114,619,163.42        142,500.32        (372,798.01)
                                                         ---------------     --------------        ----------    ----------------

    TOTAL LONG TERM LIABILITIES                           11,740,011.50      114,619,163.42        142,500.32        (372,798.01)
                                                         ---------------     --------------        ----------    ----------------

TOTAL LIABILITIES                                          1,431,508.12      418,278,996.03        772,681.24    (117,623,050.95)
                                                         ---------------     --------------        ----------    ----------------

EQUITY
                PREFERRED STOCK
                                                         ---------------     --------------        ----------    ----------------
                   TOTAL PREFERRED STOCK                           0.00                0.00              0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                COMMON STOCK
         310100    APIC                                    3,767,000.00        6,000,000.00    630,741,282.04               0.00
         310300    Par Value                              -1,876,015.00       81,429,028.91        975,111.18     132,845,785.22
         310500    Stock Subscription Receivable                   0.00                0.00     -1,820,500.00               0.00
         311000    Unearned Compensation                      75,000.00                0.00       -470,999.92               0.00
                                                         ---------------     --------------        ----------    ----------------
                   TOTAL COMMON STOCK                      1,965,985.00       87,429,028.91    629,424,893.30     132,845,785.22
                                                         ---------------     --------------        ----------    ----------------

                TREASURY STOCK
         330000    Treasury Stock                           -179,985.00                0.00       -887,852.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                   TOTAL TREASURY STOCK                     (179,985.00)               0.00       (887,852.00)              0.00
                                                         ---------------     --------------        ----------    ----------------

         399800    Cumulative Translation Adj              7,768,070.60                0.00        -18,578.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                   CUMULATIVE TRANSLATION ADJ              7,768,070.60                0.00        (18,578.00)              0.00
                                                         ---------------     --------------        ----------    ----------------

         300300    Opening Bal Equity                              0.00     -332,565,030.38    -85,086,656.80     -39,783,787.73
         320000    Equity in Subsidiary                   62,512,611.00                0.00              0.00               0.00
         399900    Retained Earnings                         549,096.65     -151,873,596.75     -5,797,859.10      14,609,922.56
                                                         ---------------     --------------        ----------    ----------------
                   RETAINED EARNINGS                      63,061,707.65     (484,438,627.13)   (90,884,515.90)    (25,173,865.17)
                                                         ---------------     --------------        ----------    ----------------

         340000    Accumulated Other Comprehensiv                  0.00                0.00         38,680.09               0.00
                                                         ---------------     --------------        ----------    ----------------
                   ACCUMULATED OTHER COMPREHENSIVE                 0.00                0.00         38,680.09               0.00
                                                         ---------------     --------------        ----------    ----------------

                   NET INCOME                            (16,225,655.69)      (4,923,332.98)         6,505.54      10,473,096.75
                                                         ---------------     --------------        ----------    ----------------
TOTAL EQUITY                                              56,390,122.56     (401,932,931.20)   537,679,133.03     118,145,016.80
                                                         ---------------     --------------        ----------    ----------------

TOTAL LIABILITIES AND EQUITY                              57,821,630.68       16,346,064.83    538,451,814.27         521,965.85
                                                         ==============       =============    ==============    ===============



(Table Continued)


SCIENT CORP. CONSOLIDATED BALANCE SHEET
                                                         Scient
                                                      International       Scient UK Ltd.      Scient France      Scient HK Ltd.
                                                           USD                  USD                USD                USD
                                                      ---------------     --------------        ----------    ----------------

            Assets
       Current Assets
                   Cash
            100100    Checking (old)                               0.00                0.00             0.00             153.85
            100160    Bank Account #1                              0.00                0.00             0.00               0.00
            100170    Bank Account #2                        843,390.62                0.01             0.00               0.00
            100200    Payroll (old)                                0.00                0.00             0.00               0.00
            100300    Investment Account (old)                     0.00                0.01             0.00               0.00
            100500    Restricted Cash (old)                        0.00                0.00             0.00               0.00
            100600    MS Investment Account (old)                  0.00           80,912.22             0.00               0.00
            100700    Bank Account #3                         -1,730.08         -337,605.39             0.00          27,496.05
            100800    Bank Account #4                      1,279,974.96                0.00             0.00             335.14
            101100    Bank Account #5                              0.00                0.00             0.00               0.00
            101200    Bank Account #6                              0.00                0.00             0.00               0.00
            101300    BANK ACCOUNT #7                              0.00                0.00             0.00               0.00
            101400    Bank Account #8                              0.00                0.00             0.00               0.00
            101500    Bank Account #9                     -1,109,547.18                0.00             0.00               0.00
            101600    Payroll Account                              0.00                0.00             0.00               0.00
            103000    Bank Account #10                             0.01                0.00             0.00               0.00
            104000    Short Term Investments #1                    0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      TOTAL CASH                           1,012,088.33         -256,693.15             0.00          27,985.04
                                                         ---------------     --------------        ----------    ----------------

                   Accounts Receivable
            110000    A/R consulting                          53,495.61        1,241,074.67             0.00               0.00
            110200    Allowance for Revenue Reversal               0.00                0.00             0.00               0.00
            110500    Allowance for Doubtful Account               0.00         -192,826.96             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total AR                                53,495.61        1,048,247.71             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                    Other Current Assets
                   Other Receivables
            110400    Other Receivables                            0.00                0.00             0.00               0.00
            110600    ACCRUED OTHER RECEIVABLES                    0.00                0.00             0.00               0.00
            120000    Accrued Receivables                          0.00           15,510.78             0.00               0.00
            120300    Accounts Receivable - Deferred               0.00                0.00             0.00               0.00
            130100    Intercompany Receivable Trade                0.00          132,155.43             0.00               0.00
            131000    Interco Receivable                           0.00         -792,864.73             0.00               0.00
            148000    Notes Receivable - Short Term                0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Other AR                               0.00         -645,198.52             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Prepaids
            140000    Prepaid Expenses - Current                   0.00                0.00             0.00               0.00
            140500    Prepaid - Rent                              -0.01          150,458.76             0.00               0.00
            141000    Prepaid - Insurance                     11,121.53           72,977.22             0.00               0.00
            141100    Prepaid-Capital Leases                       0.00                0.00             0.00               0.00
            141500    Prepaid - Other                              0.00           63,219.65             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Prepaids                          11,121.52          286,655.63             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Other Current Assets
            142100    Input GST/VAT Recoverable                    0.00          379,365.55             0.00               0.00
            144000    Deposits                                     0.00           48,509.18             0.00               0.00
            145000    Other Current Assets                         0.00                0.00             0.00               0.00
            146000    Employee Advance                             0.00           12,747.17             0.00               0.00
                      Total Other Current Assets                   0.00          440,621.90             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                    Total Current Assets                   1,076,705.46          873,633.57             0.00          27,985.04
                                                         ---------------     --------------        ----------    ----------------

         Fixed Assets
                   Fixed Assets
            160000    Computer Equipment                           0.00        2,527,496.73             0.00               0.00
            161000    Office Equipment                            -0.01            6,471.74             0.00               0.00
            162000    Furniture & Fixtures                         0.01        1,015,088.27             0.00               0.00
            163000    Computer Software                            0.00          224,265.33             0.00               0.00
            164000    Leasehold Improvements                       0.00        5,754,593.05             0.00               0.00
            165000    Capitalized Software Developmn               0.00                0.00             0.00               0.00
            166000    EQUIPMENT UNDER CAPITAL LEASES               0.00           67,796.95             0.00               0.00
            167000    Vehicles                                     0.00                0.00             0.00               0.00
            167500    Fixed Assets Suspense                        0.00                0.00             0.00               0.00
            168000    Accumulated Depreciation                     0.00       -5,669,469.96             0.00               0.00
            168500    Accum Depreciation- Cap Leases               0.00                0.00             0.00               0.00
            169000    Accumulated Amortization                     0.00         -349,827.78             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Fixed Assets                           0.00        3,576,414.33             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Other Assets
            185000    Organizational Costs                         0.00          175,548.43             0.00               0.00
            185200    Deposits - Noncurrent                        0.00          237,558.72             0.00               0.00
            186400    INVESTMENT IN SUBSIDIARY            14,361,265.52                0.00             0.00               0.00
            186500    Long Term Investments                  561,295.63                0.00             0.00               0.00
            186700    Other Noncurrent Assets                      0.00                0.00             0.00               0.00
            186800    Goodwill                                     0.00        4,838,370.33             0.00               0.00
            186801    Scient Goodwill                              0.00                0.00             0.00               0.00
            187000    Prepaid Expenses - Noncurrent                0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Other Assets                  14,922,561.15        5,251,477.48             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
Total Assets                                              15,999,266.61        9,701,525.38             0.00          27,985.04
                                                         ===============     ==============        ==========    ================

LIABILITIES & EQUITY
    Current Liabilities
                   Accounts Payables
            200000    Accounts Payable                        -1,272.00          674,350.98             0.00             641.03
                                                         ---------------     --------------        ----------    ----------------
                      Total Accounts Payables                 -1,272.00          674,350.98             0.00             641.03
                                                         ---------------     --------------        ----------    ----------------

               Other Current Liabilities
                   Accrued Liabilities
            210000    Accrued Payroll                             -0.01          222,610.33             0.00               0.00
            210100    Expense Reports Payable                      0.01           49,696.58             0.00               0.00
            211000    Accrued Bonuses                              0.00                0.01             0.00               0.00
            211100    Accrued Commission                           0.00                0.00             0.00               0.00
            211200    Accrued Purchase Orders                      0.00                0.00             0.00               0.00
            211500    Accrued Liabilities-Other                    0.00          405,696.48             0.00               0.00
            211501    Accrued Severance                            0.00                0.00             0.00               0.00
            211503    Accrued Insurance                            0.00                0.00             0.00               0.00
            211504    Accrued Benefits                             0.00                0.00             0.00               0.00
            211505    Accrued Telecom                              0.00                0.00             0.00               0.00
            211525    Accrued Prof-Acctg                           0.00                0.00             0.00               0.00
            211526    Accrued Prof-Legal                           0.00                0.00             0.00               0.00
            211527    Accrued Litigation Costs                     0.00                0.00             0.00               0.00
            211550    Accrued Taxes                                0.00                0.00             0.00               0.00
            211600    Accrued Rent                                 0.00                0.01             0.00               0.00
            211700    Year End Accruals                            0.00                0.00             0.00               0.00
            212000    Section 125 flex spend plan                  0.00                0.00             0.00               0.00
            213000    401 K Liabilities                            0.00           50,111.91             0.00               0.00
            214000    Employee Withholdings                       -0.01        1,081,798.87             0.00               0.00
            214500    ESPP Liability                              -0.01                0.00             0.00               0.00
            214510    GARNISHMENT PAYABLE                          0.00                0.00             0.00               0.00
            214520    Commuter Check Payable                       0.00                0.00             0.00               0.00
            214530    Internal Parking Garage                      0.00                0.00             0.00               0.00
            214600    Hypo Tax                                     0.00                0.00             0.00               0.00
            215000    ACCRUED VACATION PAYABLE                    -0.01                0.00             0.00               0.00
            216000    Accrued Restructuring Costs                  0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Accrued Liabilities                   -0.03        1,809,914.19             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Deferred Revenue
            220100    Deferred Revenue-Consulting            329,156.42          660,499.33             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Deferred Revenue                 329,156.42          660,499.33             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Other Current Labilities
            230000    Output GST/VAT Payable                       0.00          395,760.19             0.00               0.00
            230100    OUTPUT GST/VAT WRITEOFF                      0.00             -574.33             0.00               0.00
            230200    Output GST/VAT Miscellaneous                 0.00                0.01             0.00               0.00
            260000    Other Current Liabilities                    0.00                0.00             0.00               0.00
            261000    Capital Lease - Current                      0.00                0.00             0.00               0.00
            263100    Intercompany Payable Trade                  -0.01       10,497,510.67             0.00               0.00
            264000    Interco Payable-Non Trade           31,801,249.79       10,768,124.96             0.01         719,890.39
                                                         ---------------     --------------        ----------    ----------------
                      Total Other Current Labilities      31,801,249.78       21,660,821.50             0.01         719,890.39
                                                         ---------------     --------------        ----------    ----------------

                   Total Other Current Liabilities        32,130,406.17       24,131,235.02             0.01         719,890.39
                                                         ---------------     --------------        ----------    ----------------
               Total Current Liabilities                  32,129,134.17       24,805,586.00             0.01         720,531.42
                                                         ---------------     --------------        ----------    ----------------

                   Long Term Liabilities
            265000    Intercompany Note Payable                    0.00         -483,065.76             0.00               0.00
            270000    Notes Payable - LT                           0.00                0.00             0.00               0.00
            271500    Deposit Payable                              0.00                0.00             0.00               0.00
            272000    Capital Lease - Noncurrent                   0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Long Term Liabilities                  0.00         -483,065.76             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

    Total Long Term Liabilities                                    0.00         -483,065.76             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

Total Liabilities                                         32,129,134.17       24,322,520.24             0.01         720,531.42
                                                         ===============     ==============        ===========   ================

            Equity
                   Preferred Stock
                                                         ---------------     --------------        ----------    ----------------
                      Total Preferred Stock                        0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Common Stock
            310100    APIC                                         0.00                0.00             0.00               0.00
            310300    Par Value                                    0.00       13,991,416.20             0.00               0.00
            310500    STOCK SUBSCRIPTION RECEIVABLE                0.00                0.00             0.00               0.00
            311000    Unearned Compensation                        0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Common Stock                           0.00       13,991,416.20             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Treasury Stock
            330000    Treasury Stock                               0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Treasury Stock                         0.00                0.00             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

            399800    CUMULATIVE TRANSLATION ADJ          -3,205,785.00         -715,298.86       846,888.63        -654,490.23
                                                         ---------------     --------------        ----------    ----------------
                      CUMULATIVE TRANSLATION ADJ          -3,205,785.00         -715,298.86       846,888.63        -654,490.23
                                                         ---------------     --------------        ----------    ----------------

            300300    OPENING BAL EQUITY                           0.00      -20,180,519.72             0.00               0.00
            320000    EQUITY IN SUBSIDIARY                         0.00                0.00             0.00               0.00
            399900    RETAINED EARNINGS                  -13,643,909.58        2,921,576.27      -846,888.64         -38,056.15
                                                         ---------------     --------------        ----------    ----------------
                      Retained Earnings                  -13,643,909.58      -17,258,943.45      -846,888.64         -38,056.15
                                                         ---------------     --------------        ----------    ----------------

            340000    Accumulated Other Comprehensiv               0.00       -1,873,634.91             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Accumulated Other Comprehensive              0.00       -1,873,634.91             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                      Net Income                             719,827.02       -8,764,533.84             0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
Total Equity                                             -16,129,867.56      -14,620,994.86            -0.01        -692,546.38
                                                         ---------------     --------------        ----------    ----------------

Total Liabilities and Equity                              15,999,266.61        9,701,525.38             0.00          27,985.04
                                                         ===============     ==============        ==========    ================



(Table Continued)

SCIENT CORP. CONSOLIDATED BALANCE SHEET
                                                         Scient Japan     Scient Germany     Scient Capital    Singapore GW Amort
                                                              USD              USD                  USD                USD
                                                         ---------------     --------------    ----------        ----------------

            Assets
       Current Assets
                   Cash
            100100    Checking (old)                               0.00       122,598.12                 0.00               0.00
            100160    Bank Account #1                              0.00        24,600.41                 0.00               0.00
            100170    Bank Account #2                             -0.01             0.00                 0.00               0.00
            100200    Payroll (old)                                0.00             0.00                 0.00               0.00
            100300    Investment Account (old)                     0.00             0.00                 0.00               0.00
            100500    Restricted Cash (old)                        0.00             0.00                 0.00               0.00
            100600    MS Investment Account (old)                  0.00             0.00                 0.00               0.00
            100700    Bank Account #3                              0.00             0.00                 0.00               0.00
            100800    Bank Account #4                              0.00             0.00                 0.00               0.00
            101100    Bank Account #5                              0.00             0.00                 0.00               0.00
            101200    Bank Account #6                              0.00             0.00                 0.00               0.00
            101300    Bank Account #7                              0.00             0.00                 0.00               0.00
            101400    Bank Account #8                              0.00             0.00                 0.00               0.00
            101500    BANK ACCOUNT #9                              0.00             0.00                 0.00               0.00
            101600    Payroll Account                              0.00             0.00                 0.00               0.00
            103000    Bank Account #10                             0.00             0.00                 0.00               0.00
            104000    Short Term Investments #1                    0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Cash                                  -0.01       147,198.53                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Accounts Receivable
            110000    A/R consulting                               0.00             0.00                 0.00               0.00
            110200    Allowance for Revenue Reversal               0.00             0.00                 0.00               0.00
            110500    Allowance for Doubtful Account               0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total AR                                     0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                    Other Current Assets
                   Other Receivables
            110400    Other Receivables                           -0.01             0.00                 0.00               0.00
            110600    Accrued Other Receivables                    0.00             0.00                 0.00               0.00
            120000    Accrued Receivables                          0.00             0.00                 0.00               0.00
            120300    ACCOUNTS RECEIVABLE - DEFERRED               0.00             0.00                 0.00               0.00
            130100    Intercompany Receivable Trade                0.00             0.00                 0.00               0.00
            131000    Interco Receivable                           0.00             0.00                 0.00               0.00
            148000    Notes Receivable - Short Term                0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Other AR                              -0.01             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Prepaids
            140000    Prepaid Expenses - Current                   0.00             0.00                 0.00               0.00
            140500    PREPAID - RENT                              -0.01             0.00                 0.00               0.00
            141000    Prepaid - Insurance                          0.00             0.00                 0.00               0.00
            141100    Prepaid-Capital Leases                       0.00             0.00                 0.00               0.00
            141500    Prepaid - Other                              0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Prepaids                              -0.01             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Other Current Assets
            142100    INPUT GST/VAT RECOVERABLE                   -0.01            81.82                 0.00               0.00
            144000    Deposits                                     0.00         7,302.04                 0.00               0.00
            145000    Other Current Assets                         0.00             0.00                 0.00               0.00
            146000    Employee Advance                             0.00             0.00                 0.00               0.00
                      Total Other Current Assets                  -0.01         7,383.86                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                    Total Current Assets                          -0.04       154,582.39                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

         Fixed Assets
                   Fixed Assets
            160000    Computer Equipment                           0.00             0.00                 0.00               0.00
            161000    Office Equipment                             0.00            -0.01                 0.00               0.00
            162000    Furniture & Fixtures                         0.00             0.00                 0.00               0.00
            163000    Computer Software                            0.00             0.00                 0.00               0.00
            164000    Leasehold Improvements                       0.00             0.00                 0.00               0.00
            165000    Capitalized Software Developmn               0.00             0.00                 0.00               0.00
            166000    Equipment Under Capital Leases               0.00             0.00                 0.00               0.00
            167000    Vehicles                                     0.00             0.00                 0.00               0.00
            167500    FIXED ASSETS SUSPENSE                        0.00             0.00                 0.00               0.00
            168000    Accumulated Depreciation                     0.00             0.00                 0.00               0.00
            168500    Accum Depreciation- Cap Leases               0.00             0.00                 0.00               0.00
            169000    Accumulated Amortization                     0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Fixed Assets                           0.00            -0.01                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Other Assets
            185000    Organizational Costs                         0.00             0.00                 0.00               0.00
            185200    Deposits - Noncurrent                        0.00             0.00                 0.00               0.00
            186400    Investment in Subsidiary                     0.00             0.00                 0.00     -14,017,700.00
            186500    Long Term Investments                        0.00             0.00                 0.00               0.00
            186700    OTHER NONCURRENT ASSETS                      0.00             0.00                 0.00               0.00
            186800    Goodwill                                     0.00             0.00                 0.00               0.00
            186801    Scient Goodwill                              0.00             0.00                 0.00               0.00
            187000    Prepaid Expenses - Noncurrent                0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Other Assets                           0.00             0.00                 0.00     -14,017,700.00
                                                         ---------------     --------------        ----------    ----------------

Total Assets                                                      -0.04       154,582.38                 0.00     -14,017,700.00
                                                         ===============     ==============        ============  ================

Liabilities & Equity
    Current Liabilities
                   Accounts Payables
            200000    Accounts Payable                             0.00       116,750.92                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Accounts Payables                      0.00       116,750.92                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

               Other Current Liabilities
                   Accrued Liabilities
            210000    Accrued Payroll                              0.00            -0.01                 0.00               0.00
            210100    Expense Reports Payable                      0.00             0.00                 0.00               0.00
            211000    Accrued Bonuses                              0.00             0.00                 0.00               0.00
            211100    Accrued Commission                           0.00             0.00                 0.00               0.00
            211200    Accrued Purchase Orders                      0.00             0.00                 0.00               0.00
            211500    Accrued Liabilities-Other                    0.00        10,646.90                 0.00               0.00
            211501    Accrued Severance                            0.00             0.00                 0.00               0.00
            211503    Accrued Insurance                            0.00             0.00                 0.00               0.00
            211504    Accrued Benefits                             0.00             0.00                 0.00               0.00
            211505    Accrued Telecom                              0.00             0.00                 0.00               0.00
            211525    Accrued Prof-Acctg                           0.00             0.00                 0.00               0.00
            211526    Accrued Prof-Legal                           0.00             0.00                 0.00               0.00
            211527    Accrued Litigation Costs                     0.00             0.00                 0.00               0.00
            211550    Accrued Taxes                                0.00             0.00                 0.00               0.00
            211600    Accrued Rent                                 0.00             0.00                 0.00               0.00
            211700    Year End Accruals                            0.00             0.00                 0.00               0.00
            212000    Section 125 flex spend plan                  0.00             0.00                 0.00               0.00
            213000    401 K Liabilities                            0.00             0.00                 0.00               0.00
            214000    Employee Withholdings                        0.01             0.00                 0.00               0.00
            214500    ESPP Liability                               0.00             0.00                 0.00               0.00
            214510    Garnishment Payable                          0.00             0.00                 0.00               0.00
            214520    Commuter Check Payable                       0.00             0.00                 0.00               0.00
            214530    INTERNAL PARKING GARAGE                      0.00             0.00                 0.00               0.00
            214600    Hypo Tax                                     0.00             0.00                 0.00               0.00
            215000    Accrued Vacation Payable                     0.00             0.00                 0.00               0.00
            216000    Accrued Restructuring Costs                  0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      TOTAL ACCRUED LIABILITIES                    0.01        10,646.89                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   DEFERRED REVENUE
            220100    Deferred Revenue-Consulting                  0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Deferred Revenue                       0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Other Current Labilities
            230000    Output GST/VAT Payable                       0.00             0.00                 0.00               0.00
            230100    Output GST/VAT WriteOff                      0.00             0.00                 0.00               0.00
            230200    Output GST/VAT Miscellaneous                 0.00             0.00                 0.00               0.00
            260000    OTHER CURRENT LIABILITIES                    0.00             0.00                 0.00               0.00
            261000    Capital Lease - Current                      0.00             0.00                 0.00               0.00
            263100    Intercompany Payable Trade                   0.00             0.00                 0.00               0.00
            264000    Interco Payable-Non Trade                   -0.01       974,101.07                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Other Current Labilities              -0.01       974,101.07                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Total Other Current Liabilities                 0.00       984,747.96                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
               Total Current Liabilities                           0.00     1,101,498.88                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Long Term Liabilities
            265000    INTERCOMPANY NOTE PAYABLE                    0.00             0.00                 0.00               0.00
            270000    Notes Payable - LT                           0.00             0.00                 0.00               0.00
            271500    Deposit Payable                              0.00             0.00                 0.00               0.00
            272000    Capital Lease - Noncurrent                   0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Long Term Liabilities                  0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

    TOTAL LONG TERM LIABILITIES                                    0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
Total Liabilities                                                  0.00     1,101,498.88                 0.00               0.00
                                                         ===============    ===============        ===========   ================

Equity
                   Preferred Stock
                                                         ---------------     --------------        ----------    ----------------
                      Total Preferred Stock                        0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Common Stock
            310100    APIC                                         0.00             0.00                 0.00               0.00
            310300    PAR VALUE                                    0.00             0.00                 0.00               0.00
            310500    Stock Subscription Receivable                0.00             0.00                 0.00               0.00
            311000    Unearned Compensation                        0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      TOTAL COMMON STOCK                           0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                   Treasury Stock
            330000    TREASURY STOCK                               0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Total Treasury Stock                         0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

            399800    Cumulative Translation Adj             450,693.07      -929,854.51                 0.00      -4,666,664.00
                                                         ---------------     --------------        ----------    ----------------
                      Cumulative Translation Adj             450,693.07      -929,854.51                 0.00      -4,666,664.00
                                                         ---------------     --------------        ----------    ----------------

            300300    OPENING BAL EQUITY                           0.00             0.00                 0.00               0.00
            320000    Equity in Subsidiary                         0.00             0.00                 0.00               0.00
            399900    RETAINED EARNINGS                     -450,693.11       -17,061.99                 0.00      -9,351,036.00
                                                         ---------------     --------------        ----------    ----------------
                      RETAINED EARNINGS                     -450,693.11       -17,061.99                 0.00      -9,351,036.00
                                                         ---------------     --------------        ----------    ----------------

            340000    Accumulated Other Comprehensiv               0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
                      Accumulated Other Comprehensive              0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------

                      Net Income                                   0.00             0.00                 0.00               0.00
                                                         ---------------     --------------        ----------    ----------------
Total Equity                                                      -0.04      -946,916.50                 0.00     -14,017,700.00
                                                         ---------------     --------------        ----------    ----------------

Total Liabilities and Equity                                      -0.04       154,582.38                 0.00     -14,017,700.00
                                                         ===============     ==============        ===========   ================



(Table Continued)

SCIENT CORP. CONSOLIDATED BALANCE SHEET
                                                         IXL ITALIA        IXL INTERNATIONAL     Adj. to be recorded
                                                             USD                   USD          Scient International
                                                         ---------------     --------------     ---------------------
Assets
    Current Assets
                   Cash
100100                Checking (old)                               0.00          98,187.00
100160                Bank Account #1                           -444.79               0.00
100170                Bank Account #2                              0.00               0.00            -135,002.96
100200                Payroll (old)                                0.00               0.00
100300                Investment Account (old)                     0.00               0.00
100500                Restricted Cash (old)                        0.00               0.00
100600                MS Investment Account (old)                  0.00               0.00
100700                Bank Account #3                              0.00               0.00
100800                Bank Account #4                              0.00               0.00          -1,309,552.88
101100                Bank Account #5                              0.00               0.00
101200                Bank Account #6                              0.00               0.00
101300                Bank Account #7                        131,193.40               0.00
101400                Bank Account #8                              0.00               0.00
101500                Bank Account #9                              0.00               0.00           1,720,285.96
101600                Payroll Account                              0.00               0.00
103000                Bank Account #10                             0.00               0.00
104000                Short Term Investments #1                    0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Cash                             130,748.61           98,187.00             275,730.12
                                                         ---------------     --------------     ---------------------

                   Accounts Receivable
110000                A/R consulting                         336,630.50          27,167.00             -20,629.65
110200                Allowance for Revenue Reversal               0.00               0.00
110500                Allowance for Doubtful Account        -152,282.91               0.00
                                                         ---------------     --------------     ---------------------
                      Total AR                               184,347.59          27,167.00             -20,629.65
                                                         ---------------     --------------     ---------------------

    Other Current Assets
                   OTHER RECEIVABLES
110400                Other Receivables                            0.00               0.00
110600                Accrued Other Receivables                    0.00               0.00
120000                Accrued Receivables                          0.00               0.00
120300                Accounts Receivable - Deferred               0.00               0.00
130100                Intercompany Receivable Trade                0.00               0.00
131000                Interco Receivable                           0.00               0.00
148000                Notes Receivable - Short Term                0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Other AR                               0.00               0.00                   0.00
                                                         ---------------     --------------     ---------------------

                   Prepaids
140000                Prepaid Expenses - Current                   0.00               0.00
140500                Prepaid - Rent                             251.82           99,581.00
141000                Prepaid - Insurance                          0.00               0.00
141100                Prepaid-Capital Leases                       0.00               0.00
141500                Prepaid - Other                              0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Prepaids                             251.82           99,581.00                   0.00
                                                         ---------------     --------------     ---------------------

                   Other Current Assets
142100                Input GST/VAT Recoverable                    0.00               0.00
144000                Deposits                                     0.00               0.00
145000                Other Current Assets                         0.00               0.00
146000                Employee Advance                             0.00               0.00
                      Total Other Current Assets                   0.00               0.00                   0.00
                                                         ---------------     --------------     ---------------------
    Total Current Assets                                     315,348.02         224,935.00             255,100.47
                                                         ---------------     --------------     ---------------------

    Fixed Assets
                   Fixed Assets
160000                Computer Equipment                           0.00          21,689.16
161000                Office Equipment                             0.00               0.00
162000                Furniture & Fixtures                         0.00               0.00
163000                Computer Software                            0.00               0.00
164000                Leasehold Improvements                       0.00               0.00
165000                Capitalized Software Developmn               0.00               0.00
166000                Equipment Under Capital Leases               0.00               0.00
167000                Vehicles                                     0.00               0.00
167500                Fixed Assets Suspense                        0.00               0.00
168000                Accumulated Depreciation                     0.00          -5,721.16
168500                Accum Depreciation- Cap Leases               0.00               0.00
169000                Accumulated Amortization                     0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Fixed Assets                           0.00          15,968.00
                                                         ---------------     --------------     ---------------------

                   Other Assets
185000                Organizational Costs                         0.00               0.00
185200                Deposits - Noncurrent                    2,672.15               0.00
186400                Investment in Subsidiary                     0.00          -2,871.00
186500                Long Term Investments                        0.00               0.00
186700                Other Noncurrent Assets                      0.00               0.00
186800                Goodwill                                     0.00               0.00
186801                Scient Goodwill                              0.00               0.00
187000                Prepaid Expenses - Noncurrent                0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Other Assets                       2,672.15          (2,871.00)
                                                         ---------------     --------------     ---------------------

Total Assets                                                 318,020.17         238,032.00
                                                         ---------------     --------------     ---------------------

Liabilities & Equity
    Current Liabilities
                   Accounts Payables
200000                Accounts Payable                            -4.22           2,797.00
                                                         ---------------     --------------     ---------------------
                      Total Accounts Payables                     (4.22)          2,797.00
                                                         ---------------     --------------     ---------------------

    Other Current Liabilities
                   Accrued Liabilities
210000                Accrued Payroll                              0.00               0.00
210100                Expense Reports Payable                      0.00               0.00
211000                Accrued Bonuses                              0.00               0.00
211100                Accrued Commission                           0.00               0.00
211200                Accrued Purchase Orders                      0.00               0.00
211500                Accrued Liabilities-Other              117,084.81         279,993.00
211501                Accrued Severance                            0.00               0.00
211503                Accrued Insurance                            0.00               0.00
211504                Accrued Benefits                             0.00               0.00
211505                Accrued Telecom                              0.00               0.00
211525                Accrued Prof-Acctg                           0.00               0.00
211526                Accrued Prof-Legal                           0.00               0.00
211527                Accrued Litigation Costs                     0.00               0.00
211550                Accrued Taxes                                0.00               0.00
211600                Accrued Rent                             3,350.38               0.00
211700                Year End Accruals                            0.00               0.00
212000                Section 125 flex spend plan                  0.00               0.00
213000                401 K Liabilities                            0.00               0.00
214000                Employee Withholdings                        0.00               0.00
214500                ESPP Liability                               0.00               0.00
214510                Garnishment Payable                          0.00               0.00
214520                Commuter Check Payable                       0.00               0.00
214530                Internal Parking Garage                      0.00               0.00
214600                Hypo Tax                                     0.00               0.00
215000                Accrued Vacation Payable                     0.00               0.00
216000                Accrued Restructuring Costs                  0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Accrued Liabilities              120,435.19         279,993.00
                                                         ---------------     --------------     ---------------------

                   Deferred Revenue
220100                Deferred Revenue-Consulting                  0.00               0.00             305,386.23
                                                         ---------------     --------------     ---------------------
                      Total Deferred Revenue                       0.00               0.00             305,386.23
                                                         ---------------     --------------     ---------------------

                   Other Current Labilities
230000                Output GST/VAT Payable                  71,665.80               0.00
230100                Output GST/VAT WriteOff                      0.00               0.00
230200                Output GST/VAT Miscellaneous                 0.00               0.00
260000                Other Current Liabilities                    0.00               0.00
261000                Capital Lease - Current                      0.00               0.00
263100                Intercompany Payable Trade                   0.00               0.00
264000                Interco Payable-Non Trade                    0.00      11,110,524.00             -50,285.76
                                                         ---------------     --------------     ---------------------
                      Total Other Current Labilities          71,665.80      11,110,524.00             -50,285.76
                                                         ---------------     --------------     ---------------------

                   Total Other Current Liabilities           192,100.99      11,390,517.00
                                                         ---------------     --------------     ---------------------
    Total Current Liabilities                                192,096.77      11,393,314.00             255,100.47
                                                         ---------------     --------------     ---------------------

                   Long Term Liabilities
265000                Intercompany Note Payable             -318,497.42               0.00
270000                Notes Payable - LT                           0.00               0.00
271500                Deposit Payable                              0.00               0.00
272000                Capital Lease - Noncurrent                   0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Long Term Liabilities           (318,497.42)              0.00
                                                         ---------------     --------------     ---------------------

    Total Long Term Liabilities                             (318,497.42)              0.00
                                                         ---------------     --------------     ---------------------

Total Liabilities                                           (126,400.65)      11,393,314.00             255,100.47
                                                         ===============     ==============     =====================

Equity
                   Preferred Stock
                                                         ---------------     --------------     ---------------------
                      Total Preferred Stock                        0.00               0.00
                                                         ---------------     --------------     ---------------------

                   Common Stock
310100                APIC                                         0.00               0.00
310300                Par Value                                    0.00         195,000.00
310500                Stock Subscription Receivable                0.00               0.00
311000                Unearned Compensation                        0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Common Stock                           0.00         195,000.00
                                                         ---------------     --------------     ---------------------

                   Treasury Stock
330000                Treasury Stock                               0.00               0.00
                                                         ---------------     --------------     ---------------------
                      Total Treasury Stock                         0.00               0.00
                                                         ---------------     --------------     ---------------------

399800                Cumulative Translation Adj              69,635.83               0.00
                                                         ---------------     --------------     ---------------------
                      Cumulative Translation Adj              69,635.83               0.00
                                                         ---------------     --------------     ---------------------

300300                Opening Bal Equity                           0.00               0.00
320000                Equity in Subsidiary                         0.00               0.00
399900                Retained Earnings                      455,459.00     -11,505,282.00
                                                         ---------------     --------------     ---------------------
                      Retained Earnings                      455,459.00     (11,505,282.00)
                                                         ---------------     --------------     ---------------------

340000                Accumulated Other Comprehensiv               0.00         155,000.00
                                                         ---------------     --------------     ---------------------
                      Accumulated Other Comprehensive              0.00         155,000.00
                                                         ---------------     --------------     ---------------------

                      Net Income                             (80,674.01)              0.00
                                                         ---------------     --------------     ---------------------
Total Equity                                                 444,420.82     (11,155,282.00)
                                                         ---------------     --------------     ---------------------

Total Liabilities and Equity                                 318,020.17         238,032.00             255,100.47
                                                         ===============     ==============     =====================




(Table Continued)


SCIENT CORP. CONSOLIDATED BALANCE SHEET
                                                                         ELIMINATIONS             TOTAL OF ALL BU'S
                                                                              USD                        USD
                                                                         --------------         ---------------------

Assets
    Current Assets
                   Cash
100100                Checking (old)                                                                         146,058.95
100160                Bank Account #1                                                                        -50,163.51
100170                Bank Account #2                                                                        708,387.66
100200                Payroll (old)                                                                           -5,227.57
100300                Investment Account (old)                                                                 3,368.70
100500                Restricted Cash (old)                                                                3,589,282.74
100600                MS Investment Account (old)                                                             80,912.22
100700                Bank Account #3                                                                       -311,074.70
100800                Bank Account #4                                                                        -28,603.31
101100                Bank Account #5                                                                         96,512.50
101200                Bank Account #6                                                                              0.19
101300                Bank Account #7                                                                       -375,046.93
101400                Bank Account #8                                                                         44,124.70
101500                Bank Account #9                                                                      3,100,425.26
101600                Payroll Account                                                                     -1,547,223.16
103000                Bank Account #10                                                                         4,416.72
104000                Short Term Investments #1                                                               78,680.09
                                                                         --------------           ---------------------
                      Total Cash                                                                           5,534,830.55
                                                                         --------------           ---------------------

                   Accounts Receivable
110000                A/R consulting                                                                      18,075,968.39
110200                Allowance for Revenue Reversal                                                      -3,410,990.52
110500                Allowance for Doubtful Account                                                      -8,640,340.29
                                                                         --------------           ---------------------
                      Total AR                                                                             6,024,637.58
                                                                         --------------           ---------------------


    Other Current Assets
                   OTHER RECEIVABLES
110400                Other Receivables                                                                    4,941,470.45
110600                Accrued Other Receivables                                                               67,000.00
120000                Accrued Receivables                                                                    968,091.89
120300                Accounts Receivable - Deferred                                                          74,949.96
130100                Intercompany Receivable Trade                           -132,155.43                          0.00
131000                Interco Receivable                                   -12,994,654.67                          0.00
148000                Notes Receivable - Short Term                                                           79,512.15
                                                                         -----------------        ---------------------
                      Total Other AR                                       (13,126,810.10)                 6,131,024.45
                                                                         -----------------        ---------------------

                   Prepaids
140000                Prepaid Expenses - Current                                                             118,468.62
140500                Prepaid - Rent                                                                         248,764.54
141000                Prepaid - Insurance                                                                  2,372,425.34
141100                Prepaid-Capital Leases                                                                 398,410.61
141500                Prepaid - Other                                                                        373,447.91
                                                                         -----------------        ---------------------
                      Total Prepaids                                                                       3,511,517.02
                                                                         -----------------        ---------------------

                   Other Current Assets
142100                Input GST/VAT Recoverable                                                              482,567.95
144000                Deposits                                                                               774,287.84
145000                Other Current Assets                                                                  -232,117.53
146000                Employee Advance                                                                        67,859.20
                      Total Other Current Assets                                                           1,092,597.46
                                                                         -----------------        ---------------------
    Total Current Assets                                                   (13,126,810.10)                22,294,607.06
                                                                         -----------------        ---------------------

    Fixed Assets
                   Fixed Assets
160000                Computer Equipment                                                                  22,592,974.58
161000                Office Equipment                                                                       216,299.06
162000                Furniture & Fixtures                                                                 5,414,593.61
163000                Computer Software                                                                    5,752,706.85
164000                Leasehold Improvements                                                              30,815,129.90
165000                Capitalized Software Developmn                                                       2,297,938.41
166000                Equipment Under Capital Leases                                                      14,218,659.67
167000                Vehicles                                                                                16,487.87
167500                Fixed Assets Suspense                                                                2,357,478.31
168000                Accumulated Depreciation                                                           -56,196,383.69
168500                Accum Depreciation- Cap Leases                                                     -11,407,195.40
169000                Accumulated Amortization                                                            -2,742,661.31
                                                                         -----------------        ---------------------
                      Total Fixed Assets                                                                  13,336,027.86
                                                                         -----------------        ---------------------

                   Other Assets
185000                Organizational Costs                                                                 2,867,151.28
185200                Deposits - Noncurrent                                                                2,018,568.34
186400                Investment in Subsidiary                            -229,785,775.89                    512,186.38
186500                Long Term Investments                                    -18,449.08                          0.00
186700                Other Noncurrent Assets                                                                163,319.90
186800                Goodwill                                                -393,093.00                 32,787,786.27
186801                Scient Goodwill                                                                        370,389.44
187000                Prepaid Expenses - Noncurrent                       -308,144,123.04                          0.00
                      Total Other Assets                                  (538,341,441.01)                38,719,401.61
                                                                         -----------------        ---------------------
Total Assets                                                              (551,468,251.11)                74,350,036.53
                                                                         -----------------        ---------------------

Liabilities & Equity
    Current Liabilities
                   Accounts Payables
200000                Accounts Payable                                                                    11,043,923.12
                                                                         -----------------        ---------------------
                      Total Accounts Payables                                                             11,043,923.12
                                                                         -----------------        ---------------------

    Other Current Liabilities
                   Accrued Liabilities
210000                Accrued Payroll                                                                        222,610.31
210100                Expense Reports Payable                                                                178,216.66
211000                Accrued Bonuses                                                                      1,452,854.82
211100                Accrued Commission                                                                      -3,263.07
211200                Accrued Purchase Orders                                                                  5,495.90
211500                Accrued Liabilities-Other                               -393,093.00                     49,252.04
211501                Accrued Severance                                                                    1,000,000.00
211503                Accrued Insurance                                                                      -74,735.28
211504                Accrued Benefits                                                                       107,289.42
211505                Accrued Telecom                                                                        422,337.46
211525                Accrued Prof-Acctg                                                                     347,252.00
211526                Accrued Prof-Legal                                                                     676,733.24
211527                Accrued Litigation Costs                                                             1,406,086.09
211550                Accrued Taxes                                                                        2,595,499.07
211600                Accrued Rent                                                                           175,859.58
211700                Year End Accruals                                                                      507,300.26
212000                Section 125 flex spend plan                                                             14,667.33
213000                401 K Liabilities                                                                       -2,213.94
214000                Employee Withholdings                                                                1,293,168.55
214500                ESPP Liability                                                                         -39,099.96
214510                Garnishment Payable                                                                        592.87
214520                Commuter Check Payable                                                                   1,364.10
214530                Internal Parking Garage                                                                   -421.21
214600                Hypo Tax                                                                             1,127,525.25
215000                Accrued Vacation Payable                                                              -169,776.18
216000                Accrued Restructuring Costs                              484,484.00                  7,246,884.43
                                                                         -----------------        ---------------------
                      Total Accrued Liabilities                                 91,391.00                 18,541,479.74
                                                                         -----------------        ---------------------

                   Deferred Revenue
220100                Deferred Revenue-Consulting                                                          2,598,164.79
                                                                         -----------------        ---------------------
                      Total Deferred Revenue                                                               2,598,164.79
                                                                         -----------------        ---------------------

                   Other Current Labilities
230000                Output GST/VAT Payable                                                                 467,425.99
230100                Output GST/VAT WriteOff                                                                   -574.33
230200                Output GST/VAT Miscellaneous                                                                 0.01
260000                Other Current Liabilities                                                              475,058.53
261000                Capital Lease - Current                                                              2,606,752.23
263100                Intercompany Payable Trade                           -39,673,790.09                          0.00
264000                Interco Payable-Non Trade                           -172,013,889.76                          0.00
                                                                         -----------------        ---------------------
                      Total Other Current Labilities                      (211,687,679.85)                 3,548,662.43
                                                                         -----------------        ---------------------

                   Total Other Current Liabilities                        (211,596,288.85)                24,688,306.96
                                                                         -----------------        ---------------------
    Total Current Liabilities                                             (211,596,288.85)                35,732,230.08
                                                                         =================        =====================

                   Long Term Liabilities
265000                Intercompany Note Payable                           -112,959,760.32                          0.00
270000                Notes Payable - LT                                                                  10,876,424.96
271500                Deposit Payable                                                                        497,670.32
272000                Capital Lease - Noncurrent                                                             993,458.45
                                                                         -----------------        ---------------------
                      Total Long Term Liabilities                         (112,959,760.32)                12,367,553.73
                                                                         -----------------        ---------------------

    Total Long Term Liabilities                                           (112,959,760.32)                12,367,553.73
                                                                         -----------------        ---------------------
Total Liabilities                                                         (324,556,049.17)                48,099,783.81
                                                                         =================        =====================

Equity
                   Preferred Stock
                                                                         -----------------        ---------------------
                      Total Preferred Stock                                                                        0.00
                                                                         -----------------        ---------------------

                   Common Stock
310100                APIC                                                  61,592,717.96                702,101,000.00
310300                Par Value                                           -227,541,341.51                     18,985.00
310500                Stock Subscription Receivable                                                       -1,820,500.00
311000                Unearned Compensation                                                                 -395,999.92
                                                                         -----------------        ---------------------
                      Total Common Stock                                  (165,948,623.55)               699,903,485.08
                                                                         -----------------        ---------------------

                   Treasury Stock
330000                Treasury Stock                                                                      -1,067,837.00
                                                                         -----------------        ---------------------
                      Total Treasury Stock                                                                (1,067,837.00)
                                                                         -----------------        ---------------------

399800                Cumulative Translation Adj                             1,092,913.70                     37,531.23
                      Cumulative Translation Adj                             1,092,913.70                     37,531.23

300300                Opening Bal Equity                                                                -477,615,994.63
320000                Equity in Subsidiary                                 -62,512,611.00                          0.00
399900                Retained Earnings                                                                 -174,988,328.84
                      Retained Earnings                                    (62,512,611.00)              (652,604,323.47)

340000                Accumulated Other Comprehensiv                           456,118.91                 -1,223,835.91
                      Accumulated Other Comprehensive                          456,118.91                 (1,223,835.91)

                      Net Income                                                     0.00                (18,794,767.21)
                                                                         -----------------        ---------------------
Total Equity                                                              (226,912,201.94)                26,250,252.72
                                                                         -----------------        ---------------------

Total Liabilities and Equity                                              (551,468,251.11)                74,350,036.53
                                                                         ================        ======================

Scient, Inc.
Consolidated Cash Flow Statement


                                                                                      Seven Months Ended
                                                                                          26-Jul-02
                                                                                     --------------------
NET LOSS                                                                                  $ (18,794)

Adjustments to reconcile
net loss to net cash used in operations
Depreciation and amortization                                                                 7,539
Prov for Doubtful Accounts                                                                  (14,170)
Accretion of disct on L/T Debt                                                                  299
Stock based on comp and other exp                                                                75
ADJT of value of note payable to affiliate                                                   (6,431)

Changes in Assets and Liab
(Increase) decrease in Accounts receivable                                                   16,608
(Increase) decrease in PPD EXP and Other Assets                                              (1,554)
Increase (decrease) in ACCTS PYBL, Accrued exp and others/t liab                            (12,036)
Increase (decrease) in Restruc and sev oblig                                                (37,329)
Increase (decrease) in Other L/T liab                                                        (1,998)

                                                                                -------------------
Net cash used in operating activities                                                       (67,791)

Cash flows from investing activities:
Changes in Restricted cash                                                                   37,636
Proceeds from the sale of equipment                                                             261
                                                                                -------------------
Net cash provided by investing activities                                                    37,897

Cash flows from financing activities.
Principal payments under capital leases                                                        (677)
Borrowings under term note net of assoc fees of 326                                           8,449
Borrowings under DIP Facility                                                                 2,101
Repurchase of Restricted stock                                                                 (180)

                                                                                -------------------
Net cash provided by financing activities:                                                    9,693

Effect of exchange rate changes on cash and cash equiv.                                       1,234

Net decrease in cash and cash equiv.                                                        (18,967)
Cash and cash equiv at beg of period                                                         20,913

                                                                                -------------------
Cash and cash equiv at end of period                                                        $ 1,946
                                                                                ===================

                                                                    DIFF

SCIENT, INC.
GROSS PAYROLL AND TAXES DURING BANKRUPTCY FROM 7/17 - PRESENT




PAYDATE                                GROSS PAYROLL       FEDERAL      STATE      EE SOCIAL SECURITY       ER SOCIAL SECURITY
                                   -------------------------------------------------------------------------------------------------

7/31/2002 Total                     $   1,338,864.70   $  279,188.09   $ 59,508.68   $ 45,404.29           $ 45,404.29
8/15/2002 Total                         1,253,791.11      264,381.95     57,040.62     36,785.08             36,785.08
8/30/2002 Total                         1,178,658.60      248,602.91     53,468.51     32,191.84             32,191.84
9/6/2002 Total                              6,875.00        1,578.65        412.65       --                    --
9/13/2002 Total                         1,115,426.01      236,196.44     50,429.85     26,702.60             26,702.60
9/19/2002 Total                             3,333.34          741.89        191.88        206.66                206.66
9/30/2002 Regular Payroll Total         1,196,353.50         --            --          22,447.69             22,447.69
9/30/2002 Severance & Bonus Total         446,547.92         --            --          11,787.35             11,787.35

                                                                                                           -------------
GRAND TOTAL                         $   6,539,850.18   $1,030,689.93   $221,052.19   $175,525.51           $175,525.51
                                                                                                           =============
(Table Continued)

PAYDATE                               EE MEDICARE         ER MEDICARE      LOCAL       SUI/SDI              TOTAL
                                   -------------------------------------------------------------------------------------------------

7/31/2002 Total                          $ 19,197.02     $ 19,197.02   $ 13,474.90      $ 154.70         $1,820,393.69
8/15/2002 Total                            17,960.69       17,960.69     13,141.13        149.50          1,697,995.85
8/30/2002 Total                            16,891.27       16,891.27     13,133.25        151.86          1,592,181.35
9/6/2002 Total                                 97.39           97.39             -             -              9,061.08
9/13/2002 Total                            15,984.41       15,984.41     11,986.06        137.80          1,499,550.18
9/19/2002 Total                                48.33           48.33        112.53          1.30              4,890.92
9/30/2002 Regular Payroll Total            17,170.66       17,170.66             -         45.21          1,275,635.41
9/30/2002 Severance & Bonus Total           6,482.67        6,482.67             -            -             483,087.96

                                   -------------------------------------------------------------------------------------------------
Grand Total                              $ 93,832.44     $ 93,832.44   $ 51,847.87      $ 640.37         $8,382,796.44
                                   =================================================================================================